Inventories	12 Months Ended
Dec. 31, 2018
Inventories [Abstract]
Inventories
Inventories

	As of December 31,
(In $ million)	2018	2017
Raw materials and consumables	463	424
Work in progress	133	145
Finished goods	720	717
Engineering and maintenance materials	123	99
Provision against inventories	(28)	(15)
Total inventories	1,411	1,370

During the year ended December 31, 2018, the raw materials elements of inventories recognized in continuing operations in the statements of comprehensive income as a component of cost of sales totaled approximately $4.7 billion (2017: $4.6 billion; 2016: $4.6 billion).